[LOGO] M F S(SM)                                                Annual Report
INVESTMENT MANAGEMENT                                          for Year Ended
                                                            November 30, 1997



MFS(R) INTERMEDIATE INCOME FUND

[Graphic Omitted]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 27)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Managers' Overview ..............................................  2
Portfolio Managers' Profiles ..............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  7
Tax Form Summary ..........................................................  7
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 10
Notes to Financial Statements ............................................. 17
Independent Auditors' Report .............................................. 26
The ABCs of Investing ..................................................... 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.59%, CLASS B SHARES 3.57%, AND CLASS I SHARES 4.06%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o WHILE U.S. ECONOMIC DATA STILL INDICATE A HEALTHY COMBINATION OF ROBUST GROWTH AND LOW INFLATION, THE UPHEAVALS IN SOUTHEAST ASIA SUGGEST A MODERATION OF BOTH GLOBAL GROWTH AND INFLATION EXPECTATIONS.

o BY REPOSITIONING THE FUND'S U.S. TREASURY EXPOSURE BETWEEN CASH AND LONGER MATURITIES, WHILE SOMEWHAT REDUCING THE ALLOCATION TO INTERMEDIATE MATURITIES, WE BELIEVE WE CAN REDUCE THE PORTFOLIO'S OVERALL INTEREST-RATE SENSITIVITY.

o OVER THE PAST YEAR, WE HAVE GRADUALLY REDUCED THE FUND'S EXPOSURE TO FOREIGN MARKETS FROM THE 50% ALLOWABLE MAXIMUM TO ROUGHLY 15%, AS U.S. INTEREST RATES HAVE BECOME INCREASINGLY ATTRACTIVE FROM A GLOBAL PERSPECTIVE.

  NOT FDIC INSURED               MAY LOSE VALUE            NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 15, 1997

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of 4.59%, Class B shares 3.57%, and Class I shares 4.06%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 6.29% return for the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years); a 7.94% return for the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years); and a -3.39% return for the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year).

U.S. economic momentum remains firm, with almost all recent data still suggesting a healthy combination of robust growth and low inflation. However, as the upheavals in Southeast Asia have broadened to the entire region, at the very least the data suggest a moderation of both global growth and inflation expectations. In the very near term, we believe weaker Asian currencies will help keep a lid on U.S. inflation and will slow export growth. Just how much of an impact these events will have longer term on U.S. growth and earnings, however, remains uncertain. They do, though, suggest that the Fed will stay its hand, at least into 1998, as officials evaluate the impact of these events on the U.S. economy.

Clearly, the United States stands out as attractive given recent market turmoil around the globe. Domestic fundamentals are strong, inflation remains subdued and, on a relative basis, U.S. yields stand out. For this reason, we have increased the Fund's U.S. allocation to approximately 80% of the portfolio. Yield levels on 10-year maturity U.S. Treasuries, which had climbed to as high as 7.00% in April 1997, have more recently declined to approximately 5.80%, near their low for the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An investment in 10-year Treasuries would have produced a total return of 7.59% over the past 12 months. Similarly, yields on two-year Treasury securities, which peaked at 6.50% during April, declined to 5.60% more recently and would have produced a total return of 5.86%. Although many global trends continue to provide a very positive backdrop for our market, we believe caution is still warranted as our economy approaches full capacity.

U.S. Government Sector

Earlier in 1997, strong economic momentum led the Fed to raise short-term interest rates slightly in order to forestall inflationary pressures. In anticipation of the March tightening of monetary policy, our strategy has been to reduce our allocation to intermediate-maturity (4-7 year) Treasuries and increase our allocation to very short-maturity Treasuries, offset by a slightly greater emphasis on longer-maturity 10-year Treasuries. Although the extent of additional Fed action over the next several months remains uncertain, we believe the Fed could eventually see a need for further modest tightening. Should it choose to raise interest rates, short- and intermediate- maturity securities will be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, while reducing exposure to intermediate maturities, we believe we can reduce the overall impact to the portfolio of a Fed move.

In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. An index, or average, allocation to this sector would be about 36%. Over the course of the year our weighting of this sector was neutral, but we will add to it as opportunities present themselves.

International Sector

Over the past year, we have gradually reduced the Fund's exposure to foreign markets from the 50% allowable maximum to roughly 15%, as U.S. interest rates have become increasingly attractive from a global perspective. Throughout this process, we continued to emphasize the higher-yielding European and dollar- bloc markets. According to the J.P. Morgan indices, these markets, such as Italy, Spain, the United Kingdom, and Australia, provided the best local currency performance among the major sovereign bond markets. Core Europe and Japan lagged the U.S. market. The Fund also benefited from our decision to hedge most of its foreign assets back into the U.S. dollar, which appreciated sharply against all major currencies except the British pound. The Fund's 10% allocation to emerging market instruments was a mixed blessing. For most of the year, the Fund benefited from tightening spreads and high current income from this sector. However, the Fund's holdings in Thailand suffered a sharp loss in value at the beginning of the currency crisis that has spread throughout Asia in the past few months.

The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. We believe there is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. Overall, the turmoil has changed our outlook for the developed bond markets very little. In our view, slower global growth and lower inflation should support core markets such as Germany and the United States and provide the potential for a further rally if the downturn is more severe than the market currently expects. We still believe European monetary union will proceed on schedule with a broad group of participants. Our investments in Italy and Sweden should therefore benefit from further spread tightening. Since Australia and New Zealand are particularly vulnerable to a recession in Asia, we remain quite positive on these markets. In response to the turmoil in the emerging markets, we recently cut our exposure there to roughly 5% of the portfolio. As the crisis unfolds, we will be looking for opportunities to acquire assets at attractive valuations.

The U.S. dollar is currently subject to strong countervailing forces. It is supported by the flight to quality, the productivity of U.S. assets, and strong U.S. growth. However, concern over the impact of the Asian crisis on the already large U.S. current-account deficit limits the potential for further appreciation. For now, the Fund remains fully hedged back into the dollar.

Respectfully,

/s/ Steven E. Nothern             /s/ Christopher D. Piros
    Steven E. Nothern                 Christopher D. Piros
    Portfolio Manager                 Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

STEVEN E. NOTHERN JOINED THE MFS FIXED INCOME DEPARTMENT IN 1986 AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF MIDDLEBURY COLLEGE, HE HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. HE HAS MANAGED MFS(R) INTERMEDIATE INCOME FUND SINCE 1992.

CHRISTOPHER D. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT -- QUANTITATIVE SERVICES IN THE FIXED INCOME DEPARTMENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF NORTHWESTERN UNIVERSITY, HE HOLDS A PH.D. FROM HARVARD UNIVERSITY AND HAS MANAGED THE FUND SINCE 1996.

FUND FACTS

  OBJECTIVE:                  THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE
                              CAPITAL AND PROVIDE HIGH CURRENT INCOME.

  COMMENCEMENT OF INVESTMENT OPERATIONS: AUGUST 1, 1988

  CLASS INCEPTION:            CLASS A    SEPTEMBER 7, 1993
                              CLASS B    AUGUST 1, 1988
                              CLASS I     JANUARY 2, 1997

SIZE:                         $150.3 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Intermediate Income Fund -- Class B shares in comparison to various market indicators. Class B share performance results do not reflect the deduction of any contingent deferred sales charges; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1988, through November 30, 1997)

              MFS        Lehman     J.P. Morgan    Lehman Brothers  Consumer
         Intermediate   Brothers     Non-Dollar     Intermediate      Price
         Income Fund    Mortgage     Government      Goverment        Index
         -- Class B      Index       Bond Index      Bond Index      -- U.S.
--------------------------------------------------------------------------------
 8/88     $10,000       $10,000       $10,000          $10,000        $10,000
11/91      13,113        14,907        13,677           14,094         11,629
11/93      14,775        17,236        16,819           16,629         12,304
11/95      15,978        19,722        21,456           18,587         12,957
11/97      17,461        22,827        22,208           20,872         13,671

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

                                                       1 Year      3 Years      5 Years      Life of Fund*
------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  including 4.75% sales charge (SEC results)           -0.40%      + 7.01%       +4.99%             +6.10%
------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  at net asset value                                   +4.59%      + 8.77%       +6.02%             +6.66%
------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B)
  with CDSC (SEC results)                              -0.35%      + 6.77%       +4.77%             +6.15%
------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B)
  at net asset value                                   +3.57%      + 7.64%       +5.08%             +6.15%
------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class I)
  at net asset value                                   +4.06%      + 7.81%       +5.18%             +6.21%
------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government
  Bond Index**                                         -3.39%      + 7.39%       +8.32%             +8.68%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government
  Bond Index+                                          +6.29%      + 8.47%       +6.49%             +8.14%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Index++                       +7.94%      +10.41%       +7.29%             +9.25%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                 +2.15%      + 2.67%       +2.67%             +3.44%
------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, August 1, 1988, through
   November 30, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
++  Source: AIM.
 #  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

LARGEST SECTORS

Mortgage Backed                                                            35%
U.S. Government                                                            32%
Other Government Agencies                                                  15%
Foreign Governments                                                        11%
Emerging Markets                                                            4%
Cash                                                                        3%

TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Bonds - 96.5%

-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 78.7%
  U.S. Treasury Obligations - 34.7%
    U.S Treasury Bonds, 13.875s, 2011                 $   4,500   $   6,821,730
    U.S. Treasury Bonds, 11.875s, 2003                    2,000       2,593,120
    U.S. Treasury Bonds, 12s, 2013                        5,100       7,461,912
    U.S. Treasury Bonds, 12.375s, 2004                    3,500       4,702,565
    U.S. Treasury Notes, 5.875s, 2002                     2,500       2,501,550
    U.S. Treasury Notes, 6.125s, 2007                    12,000      12,230,640
    U.S. Treasury Notes, 9.125s, 1999                     6,400       6,694,976
    U.S. Treasury Notes, 9.25s, 1998                      9,000       9,216,540
                                                                  -------------
                                                                  $  52,223,033
-------------------------------------------------------------------------------
  U.S. Federal Agencies - 24.2%
    Federal Home Loan Mortgage Corp., 7.5s, 2099      $   3,948   $   4,032,299
    Federal National Mortgage Assn., 6.65s, 2002          2,000       2,000,000
    Federal National Mortgage Assn., 7s, 2026            13,301      13,325,959
    Federal National Mortgage Assn., 7.5s, 2003           3,052       3,110,682
    Federal National Mortgage Assn., 7.55s, 2007          2,000       2,043,440
    Federal National Mortgage Assn., 6.5s, 2008              52          51,846
    Guaranteed Trade Trust, 7.39s, 2006                  11,250      11,802,038
                                                                  -------------
                                                                  $  36,366,264
-------------------------------------------------------------------------------
  Government National Mortgage Association - 19.1%
    GNMA, 7s, 2023 - 2024                             $   3,044   $   3,061,115
    GNMA, 7.5s, 2023 - 2026                              14,728      15,028,946
    GNMA, 8s, 2026                                        4,457       4,609,298
    GNMA, 8.5s, 2003 - 2009                               5,667       5,944,011
                                                                  -------------
                                                                  $  28,643,370
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 0.7%
    Government Trust Certificates, 9.25s, 2001        $     890   $     948,068
-------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 118,180,735
-------------------------------------------------------------------------------
Foreign Bonds - 17.8%
  Australia - 2.1%
    Commonwealth of Australia, 9.75s, 2002       AUD        145   $     113,742
    Commonwealth of Australia, 9.5s, 2003                 3,020       2,413,341
    Commonwealth of Australia, 7.5s, 2005                   835         618,482
                                                                  -------------
                                                                  $   3,145,565
-------------------------------------------------------------------------------
  Israel - 3.4%
    State of Israel, 6.625s, 2003                     $   5,000   $   5,139,950
-------------------------------------------------------------------------------
  Italy - 2.2%
    Republic of Italy, 8.5s, 2004                ITL  1,240,000   $     820,590
    Republic of Italy, 9.5s, 1999 - 2006              3,840,000       2,488,476
                                                                  -------------
                                                                  $   3,309,066
-------------------------------------------------------------------------------
  Mexico - 1.1%
    United Mexican States "A", 6.25s, 2019            $   2,000   $   1,620,000
-------------------------------------------------------------------------------
  New Zealand - 2.2%
    Government of New Zealand, 8s, 2001 - 2005   NZD      5,120   $   3,298,782
-------------------------------------------------------------------------------
  Poland - 0.6%
    Government of Poland, 6.688s, 2024           PLN      1,000   $     947,500
-------------------------------------------------------------------------------
  Russia - 0.6%
    Russia Min Finance, 9.25s, 2001                   $   1,000   $     952,000
-------------------------------------------------------------------------------
  Sweden - 1.1%
    Kingdom of Sweden, 10.25s, 2000              SEK      9,800   $   1,398,531
    Kingdom of Sweden, 13s, 2001                          1,200         190,150
                                                                  -------------
                                                                  $   1,588,681
-------------------------------------------------------------------------------
  Thailand - 1.2%
    Total Access Communication, 10.4s, 2004      THB    100,000   $   1,786,946
-------------------------------------------------------------------------------
  United Kingdom - 2.3%
    Treasury, 10s, 2003                          GBP      1,800   $   3,493,459
-------------------------------------------------------------------------------
  Venezuela - 1.0%
    Venezuela Rep of, 9.25s, 2027                     $   1,700   $   1,491,750
-------------------------------------------------------------------------------
Total Foreign Bonds                                               $  26,773,699
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $145,780,588)                       $ 144,954,434
-------------------------------------------------------------------------------
Short-Term Obligations - 3.4%
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 12/01/97,
      at Amortized Cost                               $   5,100   $   5,100,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $150,880,588)                 $ 150,054,434
-------------------------------------------------------------------------------

Call Option Written - (0.2)%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE               000 OMITTED)
-------------------------------------------------------------------------------
    Swiss Francs/Deutsche Marks
    March/0.847 (Premium Received, $52,298)      CHF      7,499   $    (267,920)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.3%                             $     484,968
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 150,271,482
-------------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars      NZD = New Zealand Dollars
CHF = Swiss Francs            PLN = Polish Zloty
GBP = British Pounds          SEK = Swedish Kronor
ITL = Italian Lira            THB = Thai Bahts

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $150,880,588)            $150,054,434
  Cash                                                                   99,507
  Foreign currency, at value (identified cost, $70,718)                  67,670
  Net receivable for forward currency exchange contracts sold           181,399
  Net receivable for forward foreign currency exchange
   contracts closed or subject to master netting agreements           1,106,608
  Receivable for Fund shares sold                                        89,629
  Receivable for investments sold                                       478,271
  Interest receivable                                                 1,998,571
  Receivable for interest rate swaps                                     32,834
  Other assets                                                            1,648
                                                                   ------------
      Total assets                                                 $154,110,571
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    178,485
  Payable for investments purchased                                   3,060,000
  Written options outstanding, at value
    (premiums received, $52,298)                                        267,920
  Net payable for forward foreign currency exchange
     contracts purchased                                                 85,228
  Payable to affiliates -
    Management fee                                                       12,395
    Administrative fee                                                      247
    Shareholder servicing agent fee                                       2,137
    Distribution and service fee                                         63,680
  Accrued expenses and other liabilities                                168,997
                                                                   ------------
      Total liabilities                                            $  3,839,089
                                                                   ------------
Net assets                                                         $150,271,482
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $154,900,056
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        184,149
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (5,771,049)
  Accumulated undistributed net investment income                       958,326
                                                                   ------------
      Total                                                        $150,271,482
                                                                   ============
Shares of beneficial interest outstanding                           17,895,499
                                                                    ==========
Class A shares:
  Net asset value per share (net assets of $30,832,646 / 3,674,730
  shares of beneficial interest outstanding)                          $8.39
                                                                      =====
  Offering price per share (100 / 95.25)                              $8.81
                                                                      =====
Class B shares:
  Net asset value and offering price per share (net assets of
  $119,435,952 / 14,220,426 shares of beneficial interest
  outstanding)                                                        $8.40
                                                                      =====
Class I shares:
  Net asset value and offering price per share (net assets of
  $2,884 / 343 shares of beneficial interest outstanding)             $8.41
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997

-------------------------------------------------------------------------------
Net investment income:
    Interest income                                           $  12,936,617
                                                              -------------
  Expenses -
    Management fee                                            $   1,274,191
    Trustees' compensation                                           44,202
    Shareholder servicing agent fee                                 196,788
    Shareholder servicing agent fee (Class A)                         1,927
    Shareholder servicing agent fee (Class B)                        32,605
    Distribution and service fee (Class B)                        1,417,862
    Administrative fee                                               18,349
    Custodian fee                                                   109,539
    Auditing fees                                                    75,934
    Postage                                                          42,819
    Printing                                                         36,041
    Legal fees                                                        4,419
    Miscellaneous                                                   133,787
                                                              -------------
      Total expenses                                          $   3,388,463
    Fees paid indirectly                                            (26,693)
                                                              -------------
      Net expenses                                            $   3,361,770
                                                              -------------
        Net investment income                                 $   9,574,847
                                                              -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $  (2,990,019)
    Written option transactions                                     (22,471)
    Foreign currency transactions                                 2,622,286
    Interest rate swaps                                             250,391
    Futures contracts                                                  (815)
                                                              -------------
      Net realized loss on investments and foreign
         currency transactions                                $    (140,628)
                                                              -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $  (5,240,463)
    Written options                                                (215,622)
    Translation of assets and liabilities in foreign
       currencies                                                 1,884,747
    Interest rate swaps                                            (275,310)
                                                              -------------
      Net unrealized loss on investments and foreign
        currency translation                                  $  (3,846,648)
                                                              -------------
        Net realized and unrealized loss on investments
          and foreign currency                                $  (3,987,276)
                                                              -------------
          Increase in net assets from operations              $   5,587,571
                                                              =============

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       1997             1996
----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
Net investment income                                     $   9,574,847    $  11,918,902
Net realized gain (loss) on investments and foreign
  currency transactions                                        (140,628)       3,116,047
Net unrealized loss on investments and foreign
  currency translation                                       (3,846,648)      (4,349,966)
                                                          -------------    -------------
Increase in net assets from operations                    $   5,587,571    $  10,684,983
                                                          -------------    -------------
Distributions declared to shareholders -
From net investment income (Class A)                      $  (1,712,211)   $  (1,050,116)
From net investment income (Class B)                         (7,829,003)     (10,868,786)
From net investment income (Class I)                               (137)            --
In excess of net investment income (Class A)                       --             (6,786)
In excess of net investment income (Class B)                       --            (70,239)
                                                          -------------    -------------
Total distributions declared to shareholders              $  (9,541,351)   $ (11,995,927)
                                                          -------------    -------------
Decrease in net assets from Fund share transactions       $ (38,212,945)   $ (51,221,463)
                                                          -------------    -------------
Total decrease in net assets                              $ (42,166,725)   $ (52,532,407)
Net assets:
At beginning of period                                      192,438,207      244,970,614
                                                          -------------    -------------
At end of period (including accumulated
  undistributed (distributions in excess of)
  net investment income of $958,326 and $(765,857),
  respectively)                                           $ 150,271,482    $ 192,438,207
                                                          =============    =============

See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                              1997        1996        1995       1994       1993***
--------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  8.57     $  8.59     $  7.96     $  8.94    $  9.11
                                                                   -------     -------     -------     -------    -------
Income from investment operations# -
Net investment income                                              $  0.55     $  0.55     $  0.57     $  0.59    $  0.11
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions                                                         (0.18)      (0.01)       0.61       (0.95)     (0.17)
                                                                   -------     -------     -------     -------    -------
Total from investment operations                                   $  0.37     $  0.54     $  1.18     $ (0.36)   $ (0.06)
                                                                   -------     -------     -------     -------    -------
Less distributions declared to shareholders -
From net investment income""
                                                                   $ (0.55)    $ (0.56)    $ (0.55)    $  --      $ (0.09)
From net realized gain on investments
and foreign currency transactions                                     --          --          --          --        (0.02)
Tax return of capital                                                 --          --          --         (0.62)      --
                                                                   -------     -------     -------     -------    -------
Total distributions declared to
shareholders                                                       $ (0.55)    $ (0.56)    $ (0.55)    $ (0.62)   $ (0.11)
                                                                   -------     -------     -------     -------    -------
Net asset value - end of period                                    $  8.39     $  8.57     $  8.59     $  7.96    $  8.94
                                                                   =======     =======     =======     =======    =======
Total return+                                                         4.59%       6.61%      15.40%      (4.27)%    (0.66)%**
Ratios (to average net assets)/Supplemental data:
Expenses##                                                            1.17%       1.17%       1.14%       1.18%      1.22%*
Net investment income                                                 6.63%       6.58%       6.81%       7.10%      6.43%*
Portfolio turnover                                                     226%        288%        275%        211%       376%
Net assets at end of period (000 omitted)                          $30,833     $21,291     $12,659     $ 3,432    $   258

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class A shares, September 7, 1993, through November 30, 1993.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 "" The Fund had distributions in excess of net investment of $0.003 for the year ended November 30, 1996.

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1997          1996            1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $      8.57     $      8.58     $      7.96     $      8.93     $      8.88
                                                    -----------     -----------     -----------     -----------     -----------
Income from investment operations# -
Net investment income                               $      0.47     $      0.46     $      0.48     $      0.47     $      0.47
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions                                              (0.18)          (0.01)           0.61           (0.92)           0.26
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations                    $      0.29     $      0.45     $      1.09     $     (0.45)    $      0.73
                                                    -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
From net investment income""                                                                                                  $
                                                    $     (0.46)    $     (0.46)    $     (0.47)           --       $     (0.45)
From net realized gain on investments
and foreign currency transactions                          --              --              --              --             (0.16)
Tax return of capital                                      --              --              --             (0.52)          (0.07)
                                                    -----------     -----------     -----------     -----------     -----------
Total distributions declared to
shareholders                                        $     (0.46)    $     (0.46)    $     (0.47)    $     (0.52)    $     (0.68)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value - end of period                     $      8.40     $      8.57     $      8.58     $      7.96     $      8.93
                                                    ===========     ===========     ===========     ===========     ===========
Total return                                               3.57%           5.52%          14.12%          (5.24)%          8.42%
Ratios (to average net assets)/Supplemental data:
Expenses##                                                 2.19%           2.24%           2.23%           2.22%           2.15%
Net investment income                                      5.61%           5.47%           5.79%           5.60%           5.19%
Portfolio turnover                                          226%            288%            275%            211%            376%
Net assets at end of period (000 omitted)           $   119,436     $   171,148     $   232,312     $   292,619     $   466,955

  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 "" The Fund had distributions in excess of net investment of $0.003 for the  year ended November 30, 1996.

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                              1992         1991        1990         1989       1988***
----------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   9.31     $   9.23     $   9.50     $  9.77    $  9.47
                                                                   --------     --------     --------     -------    -------
Income from investment operations -
Net investment income                                              $   0.62     $   0.58     $   0.59     $  0.68    $  0.35
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions                                                          (0.26)        0.32        (0.02)      (0.08)      0.10
                                                                   --------     --------     --------     -------    -------
Total from investment operations                                   $   0.36     $   0.90     $   0.57     $  0.60    $  0.45
                                                                   --------     --------     --------     -------    -------
Less distributions declared to shareholders -
From net investment income                                         $  (0.57)    $  (0.56)    $  (0.45)    $ (0.85)   $ (0.12)
From net realized gain on investments
and foreign currency transactions                                     (0.15)       (0.14)        --         (0.02)     (0.03)
From paid in capital                                                  (0.07)       (0.12)       (0.39)       --         --
                                                                   --------     --------     --------     -------    -------
Total distributions declared to
shareholders                                                       $  (0.79)    $  (0.82)    $  (0.84)    $ (0.87)   $ (0.15)
                                                                   --------     --------     --------     -------    -------
Net asset value - end of period                                    $   8.88     $   9.31     $   9.23     $  9.50    $  9.77
                                                                   ========     ========     ========     =======    =======
Total return                                                           3.93%       10.30%        6.59%       6.60%     14.21%*
Ratios (to average net assets)/Supplemental data:
Expenses                                                               2.20%        2.24%        2.33%       2.47%      2.79%*
Net investment income                                                  6.70%        6.65%        6.80%       7.13%     17.14%*
Portfolio turnover                                                      372%         603%         579%        433%       120%
Net assets at end of period (000 omitted)                          $347,588     $196,753     $126,245     $75,039    $30,858

  * Annualized.
*** For the period from the commencement of the Fund's investment operations, August 1, 1998, through November 30, 1988.

See notes to financial statements

--------------------------------------------------------------------------------
PERIOD ENDING NOVEMBER 30,                                             1997***
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 8.43
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.61
  Net realized and unrealized loss on investments and foreign
   currency transactions                                              (0.17)
                                                                     ------
      Total from investment operations                               $ 0.44
                                                                     ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.46)
                                                                     ------
Net asset value - end of period                                      $ 8.41
                                                                     ======
Total return 5.07%** Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.03%*
  Net investment income                                               6.52%*
Portfolio turnover                                                     226%
Net assets at end of period (000 omitted)                            $    3

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $286,629 and $1,404,058 were reclassified from paid in capital and accumulated net realized loss on investments and foreign currency transactions, respectively, and $1,690,687 was reclassified to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1997, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital loss carryforward.

At November 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,700,141 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($4,226,362) and November 30, 2005, ($1,473,779).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of gross investment income.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,775 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,052 for the year ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A shares and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% per annum of the service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $53,636 for Class B shares for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $9,367 and $244,072 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                     $206,879,026    $200,947,661
                                               ------------    ------------
Investments (non-U.S. government securities)   $142,034,554    $168,914,706
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $150,951,495
                                                               ------------
Gross unrealized depreciation                                  $ (3,067,528)
Gross unrealized appreciation                                     2,170,467
                                                               ------------
    Net unrealized depreciation                                $   (897,061)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED NOVEMBER 30, 1997        YEAR ENDED NOVEMBER 30, 1996
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             2,190,188      $  18,397,180        1,756,734      $  14,794,352
Shares issued to shareholders in
  reinvestment of distributions           137,190          1,147,221           82,176            689,249
Shares transferred to Class I                  (6)               (50)        --                --
Shares reacquired                      (1,135,882)        (9,537,169)        (829,744)        (6,965,804)
                                       ----------     --------------       ----------     --------------
    Net increase                        1,191,490      $  10,007,182        1,009,166       $  8,517,797
                                       ==========     ==============       ==========     ==============

Class B Shares
                                        YEAR ENDED NOVEMBER 30, 1997        YEAR ENDED NOVEMBER 30, 1996
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               957,831       $  8,034,482          904,517       $  7,622,980
Shares issued to shareholders in
  reinvestment of distributions           503,589          4,220,638          681,076          5,727,981
Shares reacquired                      (7,200,752)       (60,478,128)      (8,687,569)       (73,090,221)
                                       ----------     --------------       ----------     --------------
    Net decrease                       (5,739,332)    $  (48,223,008)      (7,101,976)    $  (59,739,260)
                                       ==========     ==============       ==========     ==============

Class I Shares
                                      PERIOD ENDED NOVEMBER 30, 1997*
-----------------------------------------------------------------------
                                           SHARES             AMOUNT
---------------------------------------------------------------------
Shares sold                                   675           $  5,663
Shares issued to shareholders in
  reinvestment of distributions                16                136
Shares transferred from Class A                 6                 50
Shares reacquired                            (354)            (2,968)
                                       ----------     --------------
    Net increase                              343           $  2,881
                                       ==========     ==============

* For the period from the inception of Class I shares, January 2, 1997, through  November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $1,545.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                       1997 CALLS                               1997 PUTS
                            -------------------------------------   -------------------------------------
                                PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                     OF CONTRACTS                            OF CONTRACTS
                                    (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
-----------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF
PERIOD                                       --          $  --                       --          $  --
Options written
  Australian Dollars                        2,644          14,030
  Deutsche Marks/British
Pounds                                                                              2,864           6,023
  Swiss Francs/Deutsche
Marks                                      10,714          71,946
Options terminated in closing
  transactions
  Australian Dollars                       (2,644)        (14,030)
  Deutsche Marks/British
Pounds                                                                             (2,864)         (6,023)
  Swiss Francs/Deutsche Marks              (3,215)        (19,648)
                                            -----       ---------                   -----        --------
OUTSTANDING, END OF PERIOD                  7,499       $  52,298                    --          $  --
                                            =====       =========                   =====        ========
Options outstanding at end of
  period consist of -
  Swiss Francs/Deutsche Marks               7,499       $  52,298                    --          $  --
                                            -----       ---------                   -----        --------
OUTSTANDING, END OF PERIOD                  7,499       $  52,298                    --          $  --
                                            =====       =========                   =====        ========

At November 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                             NET UNREALIZED
                                    CONTRACTS TO                             CONTRACTS         APPRECIATION
          SETTLEMENT DATE        DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales
                   1/7/98  CAD         1,156,272         $    848,640     $    814,307            $ 34,333
                   1/7/98  DEM         7,101,616            4,181,849        4,034,783             147,066
                                                         ------------     ------------            --------
                                                         $  5,030,489     $  4,849,090            $181,399
                                                         ============     ============            ========
Purchases
                   1/7/98  CHF         6,881,142         $  4,898,307     $  4,847,214            $(51,093)
                   1/7/98  DKK        15,533,758            2,384,795        2,317,419             (67,376)
                   1/7/98  ESP       531,113,523            3,550,201        3,564,834              14,633
                   1/7/98  GBP         1,402,509            2,345,485        2,357,988              12,503
                   1/7/98  ITL     3,757,191,756            2,169,309        2,175,414               6,105
                                                         ------------     ------------            --------
                                                         $ 15,348,097      $15,262,869            $(85,228)
                                                         ============      ===========            ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $173,550 with Deutschebank and $43,614 with C.S. First Boston and a net receivable of $657,682 with Banker's Trust, $570,226 with Merrill Lynch, and $83,472 with Swiss Bank at November 30, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $12,392 with Goldman Sachs at November 30, 1997.

At November 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                                                                                   CASH FLOWS           UNREALIZED
                        NOTIONAL PRINCIPAL           CASH FLOWS PAID              RECEIVED BY         APPRECIATION
EXPIRATION              AMOUNT OF CONTRACT              BY THE TRUST                THE TRUST       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
                    ITL     4,260,000,000/                                                                 $18,621
9/18/00             DEM        (4,371,024)      DEM - Fixed - 4.565%     ITL - Fixed - 5.685%               14,213
                                                                                                           -------
                                                                                                           $32,834
                                                                                                           =======

At November 30, 1997, the Fund has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Intermediate Income Fund

TRUSTEES                                SECRETARY
A. Keith Brodkin* - Chairman and        Stephen E. Cavan*
President; Chairman and Director,
Massachusetts Financial Services        ASSISTANT SECRETARY
Company                                 James R. Bordewick, Jr.*

Richard B. Bailey* - Private            CUSTODIAN
Investor; Former Chairman and           State Street Bank and Trust Company
Director (until 1991), Massachusetts
Financial Services Company              INVESTOR INFORMATION For MFS stock and
                                        bond market outlooks, call toll free:
Marshall N. Cohen - Private Investor    1-800-637-4458 anytime from a
                                        touch-tone telephone.
Lawrence H. Cohn, M.D. - Chief of
Cardiac Surgery, Brigham and Women's    For information on MFS mutual funds,
Hospital; Professor of Surgery,         call your financial adviser or, for an
Harvard Medical School                  information kit, call toll free:
                                        1-800-637-2929 any business day from 9
The Hon. Sir J. David Gibbons, KBE -    a.m. to 5 p.m. Eastern time (or leave a
Chief Executive Officer, Edmund         message anytime).
Gibbons Ltd.
                                        INVESTOR SERVICE MFS Service Center,
Abby M. O'Neill - Private Investor      Inc.
                                        P.O. Box 2281
Walter E. Robb, III - President and     Boston, MA 02107-9906
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);      For general information, call toll free:
President, Benchmark Consulting Group,  1-800-225-2606 any business day from 8
Inc. (office services)                  a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive     For service to speech- or
Vice President, Director and            hearing-impaired, call toll free:
Secretary, Massachusetts Financial      1-800-637-6576 any business day from 9
Services Company                        a.m. to 5 p.m. Eastern time. (To use
                                        this service, your phone must be
Jeffrey L. Shames* - President and      equipped with a Telecommunications
Director, Massachusetts Financial       Device for the Deaf.)
Services Company
                                        For share prices, account balances,
J. Dale Sherratt - President, Insight   and exchanges, call toll free:
Resources, Inc. (acquisition planning   1-800-MFS-TALK (1-800-637-8255)
specialists)                            anytime from a touch-tone telephone.

Ward Smith - Former Chairman (until     WORLD WIDE WEB
1994), NACCO Industries (holding        www.mfs.com
company)
                                        [Dalbar Logo]       For the fourth year
INVESTMENT ADVISER                                          in a row, MFS earned
Massachusetts Financial Services        a #1 ranking in the DALBAR, Inc.
  Company                               Broker/Dealer Survey, Main Office
500 Boylston Street                     Operations Service Quality Category.
Boston, MA 02116-3741                   The firm achieved a 3.42 overall score
                                        on a scale of 1 to 4 in the 1997
DISTRIBUTOR                             survey. A total of 111 firms
MFS Fund Distributors, Inc.             responded, offering input on the
500 Boylston Street                     quality of service they received from
Boston, MA 02116-3741                   29 mutual fund companies nationwide.
                                        The survey contained questions about
PORTFOLIO MANAGERS                      service quality in 11 categories,
Steven E. Nothern*                      including "knowledge of operations
Christopher D. Piros*                   contact," "keeping you informed," and
                                        "ease of doing business" with the
TREASURER                               firm.
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) INTERMEDIATE                                         BULK RATE
INCOME FUND                                               U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
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Boston, MA 02116-3741


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